EXHIBIT 99

Form 4 - Joint Filer Information


Name:                                  Frost Gamma Investments Trust

Address:                               4400 Biscayne Boulevard
                                       15th Floor
                                       Miami, Florida  33137

Designated Filer:                      Phillip Frost, M.D.

Issuer & Ticker Symbol:                Protalix BioTherapeutics, Inc. ("PLX")

Date of Event Requiring
            Statement:                 March 11, 2008


Signature: /s/ Phillip Frost, M.D., Trustee
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            Phillip Frost, M.D., Trustee